Exhibit 10.3.14

RETENTION AGREEMENT

This Retention Agreement (hereafter “Agreement”) is hereby entered into by and between Peter Eric Person (hereafter “Person”) and Westaff, Inc., Westaff (USA), Inc., and Westaff Support, Inc. (hereafter “Westaff”).

A.        Person is employed by Westaff as Vice President, Information Services pursuant to the Employment Contract dated August 14, 2006 (the “Employment Contract”).

B.         Westaff desires to have Person remain in his position and, as an incentive for him to remain for at least a six (6) month period, through October 31, 2007 (the “Retention Date”), is willing to pay him a Retention Bonus as set forth below:

THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed by and between the undersigned as follows:

1.              Person agrees to remain in his position and perform his duties with Westaff through the Retention Date.

2.              Person understands and agrees that in consideration for his promises and covenants contained herein, Westaff will pay Person in one lump sum an amount equivalent to five (5) months’ of his base salary at the time of signing this Retention Agreement or $72,917 less appropriate withholdings (the “Retention Bonus”). Person shall receive this Retention Bonus within ten (10) business days of the Retention Date.

3.              Person shall not be eligible for any portion of the Retention Bonus if he resigns from his employment with Westaff prior to the Retention Date, or if his employment is terminated by Westaff for Cause. For purposes of this Agreement, “Cause” shall be defined in accordance with Paragraph l.d. of the Employment Contract.

4.              All other terms of the Employment Contract shall remain in full force and effect.

Dated: April 30, 2007	/s/ Peter Eric Person
Peter Eric Person

WESTAFF, INC.

	By:	/s/ P. M. Newman
Patricia M. Newman

WESTAFF (USA), INC.

	By:	/s/ John P. Sanders
John P. Sanders

WESTAFF SUPPORT, INC.

	By:	/s/ John P. Sanders
John P. Sanders